                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3

                                 (C-BASS LOGO)

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                  Mortgage Loan Characteristics Summary Report

Summary                                                         Total          Minimum      Maximum
-------                                                         -----          -------      -------
Aggregate Current Principal Balance                        $140,061,408.57
Number of Mortgage Loans                                               502
(1)Average Outstanding Principal Balance                   $    279,006.79   $49,892.25   $809,978.19
(1)Average Original Loan Balance                           $    279,077.99   $50,000.00   $810,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio             81.05%       27.99%       100.00%
(1)Weighted Average Loan Rate                                        6.304%       3.990%       10.375%
(1),(4)Weighted Average Gross Margin                                 5.618%       2.000%        9.075%
(1),(4))Weighted Average Initial Periodic Cap                        2.987%       1.000%        6.000%
(1),(4)Weighted Average Subsequent Periodic Cap                      1.022%       1.000%        2.000%
(1),(2),(4)Weighted Average Minimum Interest Rate                    6.091%       2.250%        8.500%
(1),(4)Weighted Average Maximum Interest Rate                       12.395%       9.000%       16.375%
(1)Weighted Average Original Term to Maturity (months)                 360          360           360
(1)Weighted Average Remaining Term to Stated Maturity (m               354          340           359
(1),(4)Weighted Average Term to Roll (months)                           22            1            64
(1),(3)Weighted Average Credit Score                                   676          473           802

----------
(1)Average or Weighted Average reflected in Total.
(2)66.41% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)100.00% of the Mortgage Loans have FICO Scores.
(4)Adjustable Rate Mortgage Loans only.

                                                         Percent of Cut-off Date
                                    Range                   Principal Balance
                                    ----------------     -----------------------
Product Type                        Fully Amortizing                      100.00%
                                    Balloon Payment                         0.00%

Lien                                First                                 100.00%
                                    Second                                  0.00%

Geographic Distribution             California                             63.45%
                                    Washington                              5.72%
                                    Nevada                                  4.22%
                                    Virginia                                4.05%
                                    Arizona                                 3.40%

Largest Zip Code Concentration      94544                                   1.17%

FHA-VA Loans                                                                0.00%

Seller Financed Loans                                                       0.00%

Section 32 Loans                                                            0.00%

Loans with Borrower PMI                                                     0.00%

Loans with Lender PMI                                                       0.00%

Loans with Prepayment Penalties                                            91.30%

Principal Balance Outstanding

                                                              % of Aggregate
                         Number          Aggregate       Principal Balance of the
                       of Mortgage   Principal Balance     Total Mortgage Loans
Principal Balances       Loans          Outstanding            Outstanding
$1 to $50,000                    1   $       49,892.25                       0.04%
$50,001 to $100,000             14        1,186,254.80                       0.85
$100,001 to $150,000            63        8,008,570.45                       5.72
$150,001 to $200,000            77       13,703,731.26                       9.78
$200,001 to $250,000            81       18,233,999.27                      13.02
$250,001 to $300,000            76       20,907,847.14                      14.93
$300,001 to $350,000            59       19,141,583.58                      13.67
$350,001 to $400,000            49       18,304,441.10                      13.07
$400,001 to $450,000            36       15,424,024.11                      11.01
$450,001 to $500,000            19        9,039,326.29                       6.45
$500,001 to $550,000            10        5,176,086.12                       3.70
$550,001 to $600,000            10        5,687,221.62                       4.06
$650,001 to $700,000             2        1,376,500.00                       0.98
$700,001 to $750,000             2        1,438,954.39                       1.03
$750,001 to $800,000             1          767,998.00                       0.55
$800,001 to $850,000             2        1,614,978.19                       1.15
TOTAL:                         502   $  140,061,408.57                     100.00%

FICO Scores

                                                              % of Aggregate
                         Number          Aggregate       Principal Balance of the
                       of Mortgage   Principal Balance     Total Mortgage Loans
FICO Scores              Loans          Outstanding            Outstanding
461 to 480                       1   $      515,200.00                       0.37%
521 to 540                       2          349,360.30                       0.25
541 to 560                       8        1,786,369.64                       1.28
561 to 580                      15        4,066,039.72                       2.90
581 to 600                      17        4,244,520.67                       3.03
601 to 620                      29        7,575,286.93                       5.41
621 to 640                      62       16,458,613.93                      11.75
641 to 660                      59       17,645,849.09                      12.60
661 to 680                      68       19,034,418.14                      13.59
681 to 700                      74       21,331,272.17                      15.23
701 to 720                      65       17,457,617.11                      12.46
721 to 740                      43       12,022,219.81                       8.58
741 to 760                      34       10,622,289.21                       7.58
761 to 780                      19        5,581,692.51                       3.99
781 to 800                       5        1,182,659.34                       0.84
801 to 820                       1          188,000.00                       0.13
TOTAL:                         502   $  140,061,408.57                     100.00%

Original Term to Maturity

                                                                           % of Aggregate
                                       Number          Aggregate       Principal Balance of the
                                     of Mortgage   Principal Balance     Total Mortgage Loans
Original Term to Maturity (months)     Loans          Outstanding            Outstanding
349 to 360                                   502   $  140,061,408.57                     100.00%
TOTAL:                                       502   $  140,061,408.57                     100.00%

Remaining Term to Stated Maturity

                                                                                   % of Aggregate
                                               Number          Aggregate       Principal Balance of the
                                             of Mortgage   Principal Balance     Total Mortgage Loans
Remaining Term to Stated Maturity (months)     Loans          Outstanding            Outstanding
337 to 348                                           121   $   29,817,052.62                      21.29%
349 to 360                                           381      110,244,355.95                      78.71
TOTAL:                                               502   $  140,061,408.57                     100.00%

Property Type

                                                              % of Aggregate
                         Number          Aggregate       Principal Balance of the
                       of Mortgage   Principal Balance     Total Mortgage Loans
Property Type            Loans          Outstanding            Outstanding
Single Family                  365   $  104,198,706.80                      74.40%
PUD                             60       16,053,520.28                      11.46
Condominium                     53       12,013,693.78                       8.58
2-Family                        20        6,320,427.17                       4.51
3-Family                         3          778,560.54                       0.56
4-Family                         1          696,500.00                       0.50
TOTAL:                         502   $  140,061,408.57                     100.00%

Occupancy

                                                              % of Aggregate
                         Number          Aggregate       Principal Balance of the
                       of Mortgage   Principal Balance     Total Mortgage Loans
Occupancy                Loans          Outstanding            Outstanding
Primary                        475   $  133,209,990.47                      95.11%
Investment                      25        6,510,918.10                       4.65
Second Home                      2          340,500.00                       0.24
TOTAL:                         502   $  140,061,408.57                     100.00%

Loan Purpose

                                                              % of Aggregate
                         Number          Aggregate       Principal Balance of the
                       of Mortgage   Principal Balance     Total Mortgage Loans
Loan Purpose             Loans          Outstanding            Outstanding
Purchase                       320   $   86,922,969.86                      62.06%
Equity Refinance               165       49,107,424.17                      35.06
Rate/Term Refinance             17        4,031,014.54                       2.88
TOTAL:                         502   $  140,061,408.57                     100.00%

Current Mortgage Loan Rates

                                                                                 % of Aggregate
                                            Number          Aggregate       Principal Balance of the
                                          of Mortgage   Principal Balance     Total Mortgage Loans
Range of Current Mortgage Loan Rates        Loans          Outstanding            Outstanding
3.501% to 4.000%                                    2   $      655,123.70                       0.47%
4.501% to 5.000%                                    9        3,028,450.58                       2.16
5.001% to 5.500%                                   48       12,725,716.66                       9.09
5.501% to 6.000%                                  123       37,585,688.80                      26.84
6.001% to 6.500%                                  134       36,454,700.62                      26.03
6.501% to 7.000%                                  120       33,523,470.06                      23.93
7.001% to 7.500%                                   36        8,981,137.21                       6.41
7.501% to 8.000%                                   20        5,177,354.43                       3.70
8.001% to 8.500%                                    6        1,161,378.37                       0.83
8.501% to 9.000%                                    2          421,899.83                       0.30
9.001% to 9.500%                                    1          242,988.31                       0.17
10.001% to 10.500%                                  1          103,500.00                       0.07
TOTAL:                                            502   $  140,061,408.57                     100.00%

Current Combined Loan-to-Value Ratios

                                                                                        % of Aggregate
                                                   Number          Aggregate       Principal Balance of the
                                                 of Mortgage   Principal Balance     Total Mortgage Loans
Range of Current Combined Loan-to-Value Ratios     Loans          Outstanding            Outstanding
20.01% to 30.00%                                           1   $       69,978.35                       0.05%
50.01% to 60.00%                                           5        1,462,271.26                       1.04
60.01% to 70.00%                                          24        8,077,927.10                       5.77
70.01% to 80.00%                                         360       98,777,378.72                      70.52
80.01% to 90.00%                                          82       23,731,832.30                      16.94
90.01% to 100.00%                                         30        7,942,020.84                       5.67
TOTAL:                                                   502   $  140,061,408.57                     100.00%

State or Territory

                                                              % of Aggregate
                         Number          Aggregate       Principal Balance of the
                       of Mortgage   Principal Balance     Total Mortgage Loans
State or Territory       Loans          Outstanding            Outstanding
California                     276   $   88,875,742.28                      63.45%
Washington                      38        8,009,640.41                       5.72
Nevada                          24        5,911,063.10                       4.22
Virginia                        21        5,670,492.06                       4.05
Arizona                         25        4,757,471.83                       3.40
Colorado                        20        3,947,151.83                       2.82
Oregon                          15        3,558,385.55                       2.54
Maryland                        11        2,853,308.17                       2.04
New York                         5        2,039,143.83                       1.46
Pennsylvania                     7        1,948,785.46                       1.39
Florida                          9        1,841,427.85                       1.31
Massachusetts                    5        1,744,693.09                       1.25
Utah                             8        1,630,938.31                       1.16
District of Columbia             2          888,500.00                       0.63
Georgia                          4          887,659.99                       0.63
Texas                            5          884,313.70                       0.63
New Jersey                       4          734,013.90                       0.52
Minnesota                        3          677,882.42                       0.48
Illinois                         3          614,500.00                       0.44
Connecticut                      2          328,999.99                       0.23
Michigan                         1          250,000.00                       0.18
Ohio                             3          239,429.59                       0.17
South Carolina                   1          237,600.00                       0.17
Alaska                           1          197,600.00                       0.14
Wisconsin                        1          190,400.00                       0.14
New Hampshire                    1          179,963.73                       0.13
Indiana                          1          174,400.00                       0.12
Maine                            1          147,250.00                       0.11
Rhode Island                     1          145,651.48                       0.10
Missouri                         1          129,600.00                       0.09
New Mexico                       1          125,400.00                       0.09
Iowa                             1          120,000.00                       0.09
Kentucky                         1          120,000.00                       0.09
TOTAL:                         502   $  140,061,408.57                     100.00%

Loan Documentation

                                                                 % of Aggregate
                            Number          Aggregate       Principal Balance of the
                          of Mortgage   Principal Balance     Total Mortgage Loans
Loan Documentation          Loans          Outstanding            Outstanding
Stated Income                     271   $   80,389,738.51                      57.40%
Full Documentation                122       33,973,990.22                      24.26
Limited Documentation              96       22,836,396.43                      16.30
No Documentation                   11        2,325,283.41                       1.66
Alternate Documentation             2          536,000.00                       0.38
TOTAL:                            502   $  140,061,408.57                     100.00%

Performance Status

                                                                 % of Aggregate
                            Number          Aggregate       Principal Balance of the
                          of Mortgage   Principal Balance     Total Mortgage Loans
Performance Status          Loans          Outstanding            Outstanding
Current                           502   $  140,061,408.57                     100.00%
TOTAL:                            502   $  140,061,408.57                     100.00%

Prepayment Penalty Term

                                                                 % of Aggregate
                            Number          Aggregate       Principal Balance of the
                          of Mortgage   Principal Balance     Total Mortgage Loans
Prepayment Penalty Term     Loans          Outstanding            Outstanding
12 months                          41   $   12,142,619.14                       8.67%
24 months                         314       89,624,681.85                      63.99
36 months                          88       22,273,427.05                      15.90
60 months                          15        3,829,005.91                       2.73
No Prepayment Penalty              44       12,191,674.62                       8.70
TOTAL:                            502   $  140,061,408.57                     100.00%

Gross Margins

                                                                 % of Aggregate
                            Number          Aggregate       Principal Balance of the
                          of Mortgage   Principal Balance     Total Mortgage Loans
Range of Gross Margins      Loans          Outstanding            Outstanding
1.501% to 2.000%                    1   $      179,963.73                       0.13%
2.001% to 2.500%                    9        3,138,886.45                       2.30
2.501% to 3.000%                    2          442,794.90                       0.32
3.001% to 3.500%                    4        1,280,923.70                       0.94
3.501% to 4.000%                   13        4,126,481.64                       3.03
4.001% to 4.500%                   11        2,758,075.56                       2.02
4.501% to 5.000%                   55       15,691,878.23                      11.51
5.001% to 5.500%                  118       32,363,142.79                      23.74
5.501% to 6.000%                  117       32,735,315.96                      24.01
6.001% to 6.500%                   83       22,933,495.43                      16.82
6.501% to 7.000%                   51       14,374,773.94                      10.54
7.001% to 7.500%                   19        5,067,168.61                       3.72
7.501% to 8.000%                    4        1,007,999.83                       0.74
9.001% to 9.500%                    1          242,988.31                       0.18
TOTAL:                            488   $  136,343,889.08                     100.00%

Initial Periodic Rate Cap

                                                                   % of Aggregate
                              Number          Aggregate       Principal Balance of the
                            of Mortgage   Principal Balance     Total Mortgage Loans
Initial Periodic Rate Cap     Loans          Outstanding            Outstanding
1.000%                                3   $    1,226,000.00                       0.90%
2.000%                               21        6,045,204.25                       4.43
3.000%                              455      125,974,312.82                      92.39
5.000%                                6        2,555,736.14                       1.87
6.000%                                3          542,635.87                       0.40
TOTAL:                              488   $  136,343,889.08                     100.00%

Subsequent Periodic Rate Cap

                                                                      % of Aggregate
                                 Number          Aggregate       Principal Balance of the
                               of Mortgage   Principal Balance     Total Mortgage Loans
Subsequent Periodic Rate Cap     Loans          Outstanding            Outstanding
1.000%                                 474   $  132,775,999.02                      97.38%
1.500%                                   4        1,089,690.46                       0.80
2.000%                                  10        2,478,199.60                       1.82
TOTAL:                                 488   $  136,343,889.08                     100.00%

Maximum Mortgage Rates

                                                                         % of Aggregate
                                    Number          Aggregate       Principal Balance of the
                                  of Mortgage   Principal Balance     Total Mortgage Loans
Range of Maximum Mortgage Rates     Loans          Outstanding            Outstanding
8.501% to 9.000%                            1   $      383,500.00                       0.28%
9.501% to 10.000%                           5        2,185,696.21                       1.60
10.001% to 10.500%                          3          738,994.90                       0.54
10.501% to 11.000%                          6        1,474,374.10                       1.08
11.001% to 11.500%                         39       10,162,270.26                       7.45
11.501% to 12.000%                        106       30,619,785.06                      22.46
12.001% to 12.500%                        115       32,355,357.42                      23.73
12.501% to 13.000%                        122       34,868,088.10                      25.57
13.001% to 13.500%                         53       14,236,465.55                      10.44
13.501% to 14.000%                         22        6,269,836.07                       4.60
14.001% to 14.500%                          8        1,336,872.81                       0.98
14.501% to 15.000%                          2          610,748.21                       0.45
15.001% to 15.500%                          4          651,200.56                       0.48
15.501% to 16.000%                          1          347,199.83                       0.25
16.001% to 16.500%                          1          103,500.00                       0.08
TOTAL:                                    488   $  136,343,889.08                     100.00%

Minimum Mortgage Rates

                                                                         % of Aggregate
                                    Number          Aggregate       Principal Balance of the
                                  of Mortgage   Principal Balance     Total Mortgage Loans
Range of Minimum Mortgage Rates     Loans          Outstanding            Outstanding
No Minimum Rate                           165   $   45,804,065.73                      33.59%
2.001% to 2.500%                            7        2,617,230.03                       1.92
2.501% to 3.000%                            1          231,994.90                       0.17
3.001% to 3.500%                            2          709,300.00                       0.52
3.501% to 4.000%                            1          271,623.70                       0.20
4.001% to 4.500%                            2          308,000.00                       0.23
4.501% to 5.000%                            5        1,422,378.07                       1.04
5.001% to 5.500%                           36        9,598,281.49                       7.04
5.501% to 6.000%                           84       25,500,479.52                      18.70
6.001% to 6.500%                           79       22,015,117.73                      16.15
6.501% to 7.000%                           68       18,909,162.09                      13.87
7.001% to 7.500%                           21        5,177,009.14                       3.80
7.501% to 8.000%                           14        3,479,654.43                       2.55
8.001% to 8.500%                            3          299,592.25                       0.22
TOTAL:                                    488   $  136,343,889.08                     100.00%

Next Loan Rate Adjustment Month

                                                                         % of Aggregate
                                    Number          Aggregate       Principal Balance of the
                                  of Mortgage   Principal Balance     Total Mortgage Loans
Next Loan Rate Adjustment Month     Loans          Outstanding            Outstanding
June 2005                                   1   $      696,500.00                       0.51%
July 2005                                   1          437,500.00                       0.32
November 2005                               2          585,963.73                       0.43
January 2006                                2          251,500.00                       0.18
March 2006                                  7        1,551,446.44                       1.14
April 2006                                 53       12,215,949.07                       8.96
May 2006                                   26        7,156,390.31                       5.25
July 2006                                   1          187,000.00                       0.14
August 2006                                 1          119,700.00                       0.09
September 2006                              4        1,366,180.88                       1.00
October 2006                                2          624,799.90                       0.46
November 2006                              12        4,132,469.58                       3.03
December 2006                              35       11,125,487.20                       8.16
January 2007                               95       29,149,233.48                      21.38
February 2007                              55       14,654,731.90                      10.75
March 2007                                 62       17,733,953.27                      13.01
April 2007                                 26        7,335,995.92                       5.38
May 2007                                    4          548,154.80                       0.40
November 2007                               5        1,637,234.64                       1.20
December 2007                              12        3,127,873.48                       2.29
January 2008                               31        6,635,018.99                       4.87
February 2008                               9        2,853,199.99                       2.09
March 2008                                 11        3,168,149.79                       2.32
April 2008                                  3          667,300.00                       0.49
October 2008                                3        1,220,850.86                       0.90
March 2009                                  2          472,657.52                       0.35
April 2009                                  8        1,732,417.89                       1.27
May 2009                                    6        1,812,673.21                       1.33
September 2009                              1          515,200.00                       0.38
December 2009                               3          811,492.60                       0.60
January 2010                                1          359,996.03                       0.26
February 2010                               2          729,867.60                       0.54
March 2010                                  1          412,000.00                       0.30
September 2010                              1          315,000.00                       0.23
TOTAL:                                    488   $  136,343,889.08                     100.00%